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                      METROPOLITAN LIFE INSURANCE COMPANY
               NEW ENGLAND VARIABLE ANNUITY FUND I (THE "FUND")

                      SUPPLEMENT DATED SEPTEMBER 18, 2000
                                      TO
                         PROSPECTUS DATED MAY 1, 2000

The current advisory agreement between the Fund and Capital Growth Management Limited Partnership ("CGM") will terminate when CGM's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). The Board of Managers is proposing that the Contractholders approve a new advisory agreement between CGM and the Fund that is substantially identical to the current advisory agreement and that will take effect only upon the acquisition of Nvest by CDC AM. Nvest currently expects that the acquisition will occur during the fourth quarter of 2000. After the acquisition, which will occur only if various conditions are satisfied, CGM will not be affiliated with the Fund (other than pursuant to the new advisory agreement) because neither CGM nor Nvest (or their general partners or other affiliates) will be affiliates of New England Financial or MetLife.

Contractholders will be notified if the acquisition does not occur (in which case the current advisory agreement will remain in effect) or if the acquisition occurs and Contractholders do not vote to approve the proposed new advisory agreement.